Exhibit 99.1

For Immediate Release
May 1, 2009

PNM Resources Reports Improved 2009 First Quarter Earnings
Regulatory initiatives, First Choice Power rebuilding value
Management to discuss results during call today

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today reported unaudited 2009 first quarter consolidated GAAP earnings of $95.4 million, or $1.04 per diluted share, compared with losses of $48.6 million, or $0.63 per diluted share, in 2008. GAAP earnings for the quarter reflect various non-recurring items that have a net positive impact totaling $86.1 million, including the after-tax gain from the January sale of the company’s gas operations.

Unaudited, consolidated ongoing earnings were $9.3 million, or $0.10 per diluted share, compared with $3.5 million, or $0.05 per diluted share, in 2008. Improved ongoing earnings were a result of significantly better performance at the PNM electric business as a result of the implementation of new rates and a fuel and purchased power cost adjustment clause and better performance at First Choice Power. Reconciliations of GAAP to non-GAAP measures are shown in the attached schedules 1-4.

“We’ve worked aggressively to restore the financial health of the PNM utility and the entire corporation, and our 2009 first quarter results show success in those areas,” said Jeff Sterba, PNM Resources chairman and CEO. “Numerous steps have been implemented to manage costs across all subsidiaries, improve our liquidity position and strengthen our balance sheets.

“Work continues to achieve appropriate return for our utilities. Specifically, we’ve reached an agreement with key parties regarding the pending PNM electric rate case and we amended our pending TNMP rate case in Texas to include Hurricane Ike and higher interest costs,” Sterba said. “In addition, recent legislation that will allow utilities to seek a future test period in upcoming rate cases in New Mexico was passed. We have accomplished many initiatives and we will continue to work to ensure PNM’s viability and ability to return to investment grade.

“Regarding First Choice Power, we are seeing improvement there as a new business focus is in place. However, First Choice Power, as well as our utility operations in New Mexico and Texas, experienced lower retail electric sales volumes as milder weather and current economic conditions reduced demand.”
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PNM Resources Reports Q1 Earnings                                                                                                5-1-09                    p. 2 of 5

IMPACT OF ECONOMIC CONDITIONS

Economic indicators and trends in PNM Resources’ operating territories in New Mexico and Texas have fared better than the nation during the current recession. As of March, unemployment in New Mexico and Texas was 5.9 percent and 6.7 percent, respectively, compared with the national rate of 8.7 percent.

“While we are seeing a reduction in load throughout our operations, it appears to be less than what is being observed in other parts of the country,” Sterba said.

Comparing first quarter 2009 with 2008, residential and commercial customer counts grew 0.9 percent for PNM and 1.6 percent for TNMP. However, lower use-per-customer resulted in weather-normalized residential load decline of 2.4 percent for PNM and 3.1 percent for TNMP. PNM weather-normalized total retail load decreased 3.7 percent, largely attributable to a 6.1 percent reduction in industrial sales volumes, half of which was expected because of customer decisions made prior to the recession.

TNMP’s service territory experienced a total weather-normalized load reduction of 3.0 percent during the comparable periods, largely attributed to the decline in residential usage.

QUARTERLY SEGMENT REPORTING OF EARNINGS

Regulated Operations

PNM Electric – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•
Ongoing losses were less than $0.1 million, compared with losses of $14.4 million, or $0.19 per diluted share, in 2008. GAAP losses were $5.1 million, or $0.05 per diluted share, compared with losses of $27.1 million, or $0.35 per diluted share, in 2008.

•
Higher base rates and implementation of the fuel clause improved earnings by $6.3 million, or $0.08 per diluted share. Earnings were offset by the decrease in retail sales volumes and higher interest charges.

TNMP – a transmission and distribution company in Texas.

•	TNMP reported GAAP and ongoing earnings of $1.4 million, or $0.02 per diluted share, compared with earnings of $3.7 million, or $0.05 per diluted share, in 2008.

•	Higher medical, pension and other administrative expenses and the decline in load in 2009, compared with 2008, reduced earnings.

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PNM Resources Reports Q1 Earnings                                                                                                5-1-09                    p. 3 of 5

Unregulated Operations

First Choice Power – a competitive retail electric provider in Texas.

•
First Choice Power reported ongoing earnings of $6.8 million, or $0.07 per diluted share, compared with $2.2 million, or $0.03 per diluted share, in 2008. GAAP earnings were $7.0 million, or $0.07 per diluted share, compared with losses of $24.1 million, or $0.31 per diluted share, in 2008. GAAP losses in 2008 reflected speculative trading activities totaling $30.3 million after tax.

•
Lower natural gas and power prices significantly improved average retail margins during the quarter. Margins are expected to return to traditional levels as First Choice Power aligns contracts prices with current, lower fuel costs.

•	Bad debt expense increased from $3.6 million in 2008 to $14.3 million in 2009 due to higher average final bills, higher default rates, overall economic conditions and an increased churn.

Optim Energy – jointly owned by PNM Resources and a subsidiary of Cascade Investment, L.L.C. Optim Energy owns two generating assets – the coal-fired Twin Oaks Power facility and the natural gas-fired Altura Cogen facility – and is one of two developers of a fourth unit at the Cedar Bayou Generating Station.

•
Optim Energy reported PNM Resources' equity in net ongoing losses of $2.0 million, or $0.02 per diluted share, compared with losses of $0.2 million in 2008. A scheduled outage at Twin Oaks Power facility and higher operating costs negatively affected results.

•
PNM Resources' equity in the net GAAP earnings of Optim Energy was $0.8 million, or $0.01 per diluted share, compared with losses of $15.2 million, or $0.20 per diluted share, in 2008. Unrealized mark-to-market losses on economic hedges significantly lowered results by $14.2 million after tax in 2008.

•	PNM Resources' share of Optim Energy's ongoing 2009 EBITDA was $4.3 million, compared with $7.6 million in 2008.

•	Twin Oaks had an equivalent availability factor of 83.7 percent during the quarter, which included a 35-day planned outage. Altura Cogen produced a quarterly availability factor of 96.9 percent.

Corporate/Other  – a business segment that reflects costs at the PNM Resources holding company, comprised mainly of interest expense related to certain short- and long-term debt.

•
Corporate/Other reported ongoing losses of $4.5 million, or $0.05 per diluted share, compared with losses of $7.1 million, or $0.09 per diluted share in 2008. GAAP earnings were $9.4 million, or $0.10 per diluted share, compared with losses of $8.5 million, or $0.12 per diluted share, in 2008.

•
2009 GAAP earnings include non-recurring, after-tax gains of $4.5 million and $9.1 million associated with reacquired debt and the termination of the Cap Rock Energy acquisition agreement, respectively.

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PNM Resources Reports Q1 Earnings                                                                                                5-1-09                    p. 4 of 5

Discontinued Operations

PNM Gas:  On Jan. 30, 2009, PNM completed the sale of its natural gas utility to New Mexico Gas Co.

•
PNM Gas operations contributed $7.6 million, or $0.08 per diluted share, to ongoing earnings prior to its sale. GAAP earnings were $81.7 million, or $0.89 per diluted share, including the one-time gain associated with the sale.

FIRST QUARTER EARNINGS CALL:  9 AM EDT TODAY

PNM Resources will discuss 2009 first quarter earnings results and the 2009 earnings outlook during a live conference call and Web cast today at 9 a.m. EDT. Speaking on the call will be Jeff Sterba, PNM Resources chairman and CEO; Pat Vincent-Collawn, PNM Resources president and COO; and Chuck Eldred, PNM Resources executive vice president and CFO.

Investors, analysts and other participants can listen to the live conference call by dialing 877-852-6561 (toll free) or 719-325-4799 (toll) five to 10 minutes prior to the event and referencing “the PNM Resources earnings conference call.” A telephone replay will be available at noon EDT until midnight May 8 by dialing 888-203-1112  (toll free) or 719-457-0820 and using confirmation code 4930679.

A live Web cast of the call will be available at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the Web site at least 30 minutes before the event to register, download and install any necessary audio software.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2008 consolidated operating revenues from continuing and discontinued operations of $2.5 billion. Through its utility and energy subsidiaries, PNM Resources has more than 2,700 megawatts of generation resources and serves electricity to more than 884,000 homes and businesses in New Mexico and Texas. The company also has a 50-percent ownership of Optim Energy, which owns approximately 920 megawatts of generation.  For more information, visit the company’s Web site at www.PNMResources.com.

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PNM Resources Reports Q1 Earnings                                                                                                5-1-09                    p. 5 of 5

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources’, PNM’s, or TNMP’s (collectively, the “Companies”) expectations, projections, estimates, intentions, goals, targets and strategies, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and the Companies assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Companies caution readers not to place undue reliance on these statements. The Companies’ business, financial condition, cash flow and operating results are influenced by many factors, which are often beyond their control that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include conditions affecting the Companies’ ability to access the financial markets or Optim Energy’s access to additional debt financing following the utilization of its existing credit facility, including actions by ratings agencies affecting the Companies’ credit ratings; the recession and its consequent extreme disruption in the credit markets; state and federal regulatory and legislative decisions and actions, including the PNM and TNMP electric rate cases filed in 2008, and appeals of prior regulatory proceedings; the performance of generating units, including the Palo Verde Nuclear Generating Station, the San Juan Generating Station, the Four Corners Plant, and Optim Energy generating units, and transmission systems; the risk that Optim Energy is unable to identify and implement profitable acquisitions, including development of the Cedar Bayou Generating Station Unit 4, or that PNM Resources and ECJV will not agree to make additional capital contributions to Optim Energy; the potential unavailability of cash from PNM Resources’ subsidiaries or Optim Energy due to regulatory, statutory or contractual restrictions; the impacts of the decline in the values of marketable equity securities on the trust funds maintained to provide nuclear decommissioning funding and pension and other postretirement benefits, including the levels of funding and expense; the ability of First Choice Power to attract and retain customers and collect amounts billed; changes in Electric Reliability Council of Texas protocols; changes in the cost of power acquired by First Choice Power; collections experience; insurance coverage available for claims made in litigation; fluctuations in interest rates; weather; water supply; changes in fuel costs; the risk that PNM Electric may incur fuel and purchased power costs that exceed the cap allowed under its Emergency FPPAC; availability of fuel supplies; the effectiveness of risk management and commodity risk transactions; seasonality and other changes in supply and demand in the market for electric power; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; changes in the competitive environment in the electric industry; the risk that the Companies and Optim Energy may have to commit to substantial capital investments and additional operating costs to comply with new environmental control requirements, including possible future requirements to address concerns about global climate change; the risks associated with completion of generation, including the Optim Energy Cedar Bayou Generating Station Unit 4, transmission, distribution, and other projects, including construction delays and unanticipated cost overruns; the outcome of legal proceedings; changes in applicable accounting principles; uncertainty regarding the ability to reach a new collective bargaining agreement with the International Brotherhood of Electrical Workers for certain PNM employees in New Mexico operations and generation business units; and the performance of state, regional, and national economies.

Non-GAAP Financial Measures
PNM Resources (“the Company”) uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) and EBITDA (earnings before interest charges, income taxes, depreciation and amortization) to evaluate the operations of the Company and to establish goals for management and employees.  While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies.

CONTACTS:
Analysts                                                                Analysts & Media
Gina Jacobi, (505) 241-2211                                 Frederick Bermudez, (505) 241-4831

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PNM Resources
Schedule 1
2009 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Three Months Ended March 31, 2009
	(in thousands)
		Utilities		First	Optim	Corp/	PNMR
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other
Ongoing Earnings (Loss)	$ (84)	$ 1,421	$ 7,621	$ 6,760	$ (1,986)	$ (4,456)	$ 9,276

Non-Recurring Items
Business improvement plan	(320)	-		-	-	350	30
Depreciation on gas assets	-	-	1,112	-	-	-	1,112
Cap Rock Energy acquisition termination agreement	-	-	-	-	-	9,062	9,062
Economic mark-to-market hedges	(3,554)	-		278	2,829		(447)
Gain on reacquired debt	-	-	-	-	-	4,493	4,493
Gain on sale of PNM Gas	-	-	72,942	-	-	-	72,942
Unrealized impairments of NDT securities	(1,097)	-	-	-	-	-	(1,097)
Total Non-Recurring Items	(4,971)	-	74,054	278	2,829	13,905	86,095

GAAP Earnings (Loss) from Continuing Operations	(5,055)	1,421		7,038	843	9,449	13,696
GAAP Earnings from Discontinued Operations			81,675				81,675
GAAP Net Earnings (Loss)	$ (5,055)	$ 1,421	$ 81,675	$ 7,038	$ 843	$ 9,449	$ 95,371

		Three Months Ended March 31, 2009
		(earnings per diluted share)
			Utilities		First	Optim	Corp/	PNMR
		PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other
Ongoing Earnings (Loss)		$ (0.00)	$ 0.02	$ 0.08	$ 0.07	$ (0.02)	$ (0.05)	$ 0.10

Non-Recurring Items
Business improvement plan		-	-	-	-	-	-	-
Depreciation on gas assets		-	-	0.01	-	-	-	0.01
Cap Rock Energy acquisition termination agreement		-	-	-	-	-	0.10	0.10
Economic mark-to-market hedges		(0.04)	-	-	-	0.03	-	(0.01)
Gain on reacquired debt		-	-	-	-	-	0.05	0.05
Gain on sale of PNM Gas		-	-	0.80	-	-	-	0.80
Unrealized impairments of NDT securities		(0.01)	-	-	-	-	-	(0.01)
Total Non-Recurring Items		(0.05)	-	0.81	-	0.03	0.15	0.94

GAAP Earnings (Loss) from Continuing Operations		(0.05)	0.02		0.07	0.01	0.10	0.15
GAAP Earnings from Discontinued Operations				0.89				0.89
GAAP Net Earnings (Loss)		$ (0.05)	$ 0.02	$ 0.89	$ 0.07	$ 0.01	$ 0.10	$ 1.04
Average Diluted Shares Outstanding:	91,422,697

PNM Resources
Schedule 2
2008 Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	Three Months Ended March 31, 2008
	(in thousands)
		Utilities		First	Optim	Corp/	PNMR
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other
Ongoing Earnings (Loss)	$ (14,440)	$ 3,730	$ 19,290	$ 2,155	$ (179)	$ (7,070)	$ 3,486

Non-Recurring Items
Business improvement plan	241		(8)			(1,469)	(1,236)
Depreciation on gas assets			3,182				3,182
Speculative trading				(30,284)	(735)		(31,019)
Unrealized impairments of NDT securities	(1,202)						(1,202)
Regulatory disallowances	(18,273)						(18,273)
Economic mark-to-market hedges	6,565		35	4,065	(14,239)		(3,574)
Total Non-Recurring Items	(12,669)	-	3,209	(26,219)	(14,974)	(1,469)	(52,122)

GAAP Earnings (Loss) from Continuing Operations	(27,109)	3,730		(24,064)	(15,153)	(8,539)	(71,135)
GAAP Earnings from Discontinued Operations			22,499				22,499
GAAP Net Earnings (Loss)	$ (27,109)	$ 3,730	$ 22,499	$ (24,064)	$ (15,153)	$ (8,539)	$ (48,636)

	Three Months Ended March 31, 2008
	(earnings per diluted share)
		Utilities		First	Optim	Corp/	PNMR
	PNM Electric	TNMP Electric	PNM Gas	Choice	Energy (50%)	Other
Ongoing Earnings (Loss)	$ (0.19)	$ 0.05	$ 0.25	$ 0.03	$ -	$ (0.09)	$ 0.05

Non-Recurring Items
Business improvement plan	0.01					(0.03)	(0.02)
Depreciation on gas assets			0.05				0.05
Speculative trading				(0.39)	(0.01)		(0.40)
Unrealized impairments of NDT securities	(0.02)						(0.02)
Regulatory disallowances	(0.24)						(0.24)
Economic mark-to-market hedges	0.09			0.05	(0.19)		(0.05)
Total Non-Recurring Items	(0.16)	-	0.05	(0.34)	(0.20)	(0.03)	(0.68)

GAAP Earnings (Loss) from Continuing Operations	(0.35)	0.05		(0.31)	(0.20)	(0.12)	(0.93)
GAAP Earnings from Discontinued Operations			0.30				0.30
GAAP Net Earnings (Loss)	$ (0.35)	$ 0.05	$ 0.30	$ (0.31)	$ (0.20)	$ (0.12)	$ (0.63)
Average Shares Outstanding (Basic and Diluted): 76,849,717

PNM Resources
Schedule 3
Segment Reconciliation of GAAP Net Earnings to Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

	(in millions)
	Three Months Ended March 31, 2009
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss)	($5.1)	$1.4	$81.7	$7.0	$10.4	$95.4

Interest charges	17.2	4.1	1.0	1.0	6.6	29.9
Income taxes	(3.3)	1.0	43.8	3.9	6.0	51.4
Depreciation and amortization	21.7	8.6	0.0	0.5	4.6	35.4

EBITDA	30.5	15.1	126.5	12.4	27.6	212.1

Ongoing adjustments (before tax)	8.4	0.0	(111.0)	(0.4)	(27.8)	(130.8)

Ongoing EBITDA	$38.9	$15.1	$15.5	$12.0	($0.2)	$81.3

	(in millions)
	Three Months Ended March 31, 2008
	PNM Electric	TNMP Electric	PNM Gas	First Choice	Corporate & Other	PNMR Consolidated
GAAP Net Earnings (Loss)	($27.1)	$3.7	$22.5	($24.1)	($23.6)	($48.6)

Interest charges	14.1	5.0	3.0	0.3	8.4	30.8
Income taxes	(17.1)	2.3	13.7	(12.8)	(14.5)	(28.4)
Depreciation and amortization	21.0	8.4	0.0	0.5	4.1	34.0

EBITDA	(9.1)	19.4	39.2	(36.1)	(25.6)	(12.2)

Ongoing adjustments (before tax)	21.1	0.0	(0.1)	40.7	27.1	88.8

Ongoing EBITDA	$12.0	$19.4	$39.1	$4.6	$1.5	$76.6

PNM Resources
Schedule 4
Calculation of Optim Energy Ongoing EBITDA
(Earnings Before Interest Charges, Income Taxes, Depreciation and Amortization)
(Preliminary and Unaudited)

Three Months Ended
March 31, 2009
(in millions)

GAAP Net Earnings	$ 3.1

Interest expense	2.5
Income tax	0.2
Depreciation and amortization expense	7.7
Purchase accounting amortizations	4.4
Losses on forward mark on economic hedges	(9.4)

Ongoing Optim Energy EBITDA	8.5

50 percent of Ongoing EBITDA (PNMR share)	$ 4.3

Three Months Ended
March 31, 2008
(in millions)

GAAP Net Earnings (Loss)	$ (51.0)

Interest expense	6.6
Income tax	(0.4)
Depreciation and amortization expense	7.6
Purchase accounting amortizations	2.8
Losses on forward mark on economic hedges	47.1
Speculative trading	2.4

Ongoing Optim Energy EBITDA	15.1

50 percent of Ongoing EBITDA (PNMR share)	$ 7.6

PNM Resources
Schedule 5
Reconciliation of Ongoing (non-GAAP) Net Earnings (Loss)
 to GAAP Consolidated Statements of Earnings (Loss)
(Preliminary and Unaudited)

	(in thousands, except per share data)
	Three Months Ended March 31,
	2009				2008
	GAAP	Adjustments		Ongoing	GAAP	Adjustments		Ongoing

Operating revenues	$ 385,865	$ (2,752)	(a)	$ 383,113	$ 364,503	$ 77,063	(f)	$ 441,566
Cost of energy	181,248	(8,202)	(a)	173,046	234,380	47,185	(a)	281,565
Gross margin	204,617	5,450		210,067	130,123	29,878		160,001
Operating expenses	138,643	37	(b)	138,680	155,057	(32,245)	(g)	122,812
Depreciation and amortization	36,071	-		36,071	34,037	-		34,037
Operating income (loss)	29,903	5,413		35,316	(58,971)	62,123		3,152
Equity in net earnings (loss) of Optim Energy	1,395	(4,682)	(a)	(3,287)	(25,083)	24,787	(h)	(296)
Net other income and deductions	21,645	(20,634)	(c)	1,011	(1,167)	2,011	(i)	844
Interest charges	28,949	-		28,949	27,835	-		27,835
Earnings (Loss) before Income Taxes	23,994	(19,903)		4,091	(113,056)	88,921		(24,135)
Income Taxes (Benefit)	7,587	(7,862)	(d)	(275)	(42,053)	33,590	(j)	(8,463)
Preferred Stock Dividend Requirements of Subsidiary	132	-		132	132	-		132
Earnings (Loss) from Continuing Operations	16,275	(12,041)		4,234	(71,135)	55,331		(15,804)
Earnings from Discontinued Operations, net
of Income Taxes	81,675	(74,054)	(e)	7,621	22,499	(3,209)	(k)	19,290
Net Earnings (Loss)	97,950	(86,095)		11,855	(48,636)	52,122		3,486
Earnings Attributable to Valencia Non-controlling
Interest	(2,579)	-		(2,579)	-	-		-
Net Earnings (Loss) attributable to PNMR	$ 95,371	$ (86,095)		$ 9,276	$ (48,636)	$ 52,122		$ 3,486

Net Earnings (Loss) from Continuing Operations per Common Share:
Basic	$ 0.15	$ (0.13)		$ 0.02	$ (0.93)	$ 0.73		$ (0.20)
Diluted	$ 0.15	$ (0.13)		$ 0.02	$ (0.93)	$ 0.73		$ (0.20)

Net Earnings (Loss) per Common Share:
Basic	$ 1.04	$ (0.94)		$ 0.10	$ (0.63)	$ 0.68		$ 0.05
Diluted	$ 1.04	$ (0.94)		$ 0.10	$ (0.63)	$ 0.68		$ 0.05

Average common shares outstanding:
Basic	91,332				76,850
Diluted	91,423				76,850

(a) Economic mark-to-market hedges
(b) Business improvement plan
(c)			Business improvement plan $(12), Cap Rock Energy acquisition termination agreement $(15,000), Gain on reacquired debt $(7,438), Unrealized impairments of NDT securities $1,816
(d)			Economic mark-to-market hedges $321, Business improvement plan $(19), Cap Rock Energy acquisition termination agreement $(5,938), Gain on reacquired debt $(2,945), Unrealized impairments of NDT $719
(e)			Depreciation on gas assets $(1,112), Gain on sale of PNM Gas $(72,942)
(f)			Economic mark-to-market hedges $30,001, Speculative trading $47,062
(g)			Business improvement plan $(1,997), Regulatory disallowances $(30,248)
(h)			Economic mark-to-market hedges $23,571, Speculative trading $1,216
(i)			Business improvement plan $21, Unrealized impairments of NDT securities $1,990
(j)			Economic mark-to-market hedges $2,778, Speculative trading $17,301, Business improvement plan $790, Regulatory disallowances $11,975, Unrealized impairments of NDT securities $788
(k)			Business improvement plan $8, Depreciation on gas assets $(3,182), Economic mark-to-market hedges $(35)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
(Unaudited)

	Three Months Ended March 31,
	2009	2008
	(In thousands, except per share amounts)
Operating Revenues:
Electric	$ 385,803	$ 364,403
Other	62	100
Total operating revenues	385,865	364,503

Operating Expenses:
Cost of energy	181,248	234,380
Administrative and general	62,138	47,362
Energy production costs	48,557	51,204
Regulatory disallowances	-	30,248
Depreciation and amortization	36,071	34,037
Transmission and distribution costs	14,017	13,376
Taxes other than income taxes	13,931	12,867
Total operating expenses	355,962	423,474
Operating income (loss)	29,903	(58,971)

Other Income and Deductions:
Interest income	5,223	5,530
Gains (losses) on investments held by NDT	(4,382)	(3,705)
Other income	23,164	890
Equity in net earnings (loss) of Optim Energy	1,395	(25,083)
Other deductions	(2,360)	(3,882)
Net other income and deductions	23,040	(26,250)

Interest Charges:
Interest on long-term debt	24,200	18,908
Other interest charges	4,749	8,927
Total interest charges	28,949	27,835

Earnings (Loss) before Income Taxes	23,994	(113,056)

Income Taxes (Benefit)	7,587	(42,053)

Earnings (Loss) from Continuing Operations	16,407	(71,003)

Earnings from Discontinued Operations, net of Income
Taxes of $43,842 and $13,655	81,675	22,499

Net Earnings (Loss)	98,082	(48,504)

Earnings Attributable to Valencia Non-controlling Interest	(2,579)	-
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)

Net Earnings (Loss) Attributable to PNMR	$ 95,371	$ (48,636)

Earnings (Loss) from Continuing Operations Attributable to PNMR per Common Share:
Basic	$ 0.15	$ (0.93)
Diluted	$ 0.15	$ (0.93)
Net Earnings (Loss) Attributable to PNMR per Common Share:
Basic	$ 1.04	$ (0.63)
Diluted	$ 1.04	$ (0.63)

Dividends Declared per Common Share	$ 0.125	$ 0.230

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31,	December 31,
	2009	2008
	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$ 70,470	$ 140,619
Special deposits	3,480	3,480
Accounts receivable, net of allowance for uncollectible accounts of $18,659 and $21,466	102,949	119,174
Unbilled revenues	66,368	81,126
Other receivables	89,149	73,083
Materials, supplies, and fuel stock	47,450	49,397
Regulatory assets	1,537	1,541
Derivative instruments	72,259	51,250
Income taxes receivable	-	49,584
Current assets of discontinued operations	-	107,986
Other current assets	83,928	75,393

Total current assets	537,590	752,633

Other Property and Investments:
Investment in PVNGS lessor notes	154,172	168,729
Equity investment in Optim Energy	254,279	239,950
Investments held by NDT	107,992	111,671
Other investments	31,833	32,966
Non-utility property, net of accumulated depreciation of $2,938 and $2,582	8,768	9,135

Total other property and investments	557,044	562,451

Utility Plant:
Electric plant in service	4,387,225	4,329,169
Common plant in service and plant held for future use	156,907	147,576
	4,544,132	4,476,745
Less accumulated depreciation and amortization	1,569,235	1,545,950
	2,974,897	2,930,795
Construction work in progress	186,405	202,556
Nuclear fuel, net of accumulated amortization of $19,671 and $16,018	67,283	58,674

Net utility plant	3,228,585	3,192,025

Deferred Charges and Other Assets:
Regulatory assets	490,334	629,141
Goodwill	321,310	321,310
Other intangible assets, net of accumulated amortization of $4,822 and $4,672	27,017	27,167
Derivative instruments	29,500	25,620
Non-current assets of discontinued operations	-	561,915
Other deferred charges	86,182	75,720

Total deferred charges and other assets	954,343	1,640,873
	$ 5,277,562	$ 6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31,	December 31,
	2009	2008
	(In thousands, except share information)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$ 145,600	$ 744,667
Current installments of long-term debt	38,004	205,694
Accounts payable	102,952	174,068
Accrued interest and taxes	141,595	51,618
Regulatory liabilities	8,776	1,746
Derivative instruments	61,340	33,951
Current liabilities of discontinued operations	-	77,082
Other current liabilities	113,793	139,562

Total current liabilities	612,060	1,428,388

Long-term Debt	1,530,906	1,379,011

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	437,792	572,719
Accumulated deferred investment tax credits	22,437	23,834
Regulatory liabilities	327,911	327,175
Asset retirement obligations	66,732	63,492
Accrued pension liability and postretirement benefit cost	243,713	246,136
Derivative instruments	14,769	6,934
Non-current liabilities of discontinued operations	-	94,615
Other deferred credits	143,994	149,237

Total deferred credits and other liabilities	1,257,348	1,484,142

Total liabilities	3,400,314	4,291,541

Commitments and Contingencies

Cumulative Preferred Stock of Subsidiary
without mandatory redemption requirements ($100 stated value, 10,000,000 shares authorized:
issued and outstanding 115,293 shares)	11,529	11,529

Convertible Preferred Stock, Series A
without mandatory redemption requirements (no stated value, 10,000,000 shares authorized:
issued and outstanding 477,800 and 0 shares)	100,000	100,000

Common Stockholders’ Equity:
PNMR common stockholders’ equity:
Common stock outstanding (no par value, 120,000,000 shares authorized: issued
and outstanding 86,607,560 and 86,531,644 shares)	1,288,536	1,288,168
Accumulated other comprehensive income (loss), net of income taxes	(27,743)	30,948
Retained earnings	411,239	327,290
Total PNMR common stockholders’ equity	1,672,032	1,646,406
Non-controlling interest in Valencia	93,687	98,506
Total common stockholders’ equity	1,765,719	1,744,912

	$ 5,277,562	$ 6,147,982

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2009	2008
	(In thousands)
Cash Flows From Operating Activities:
Net earnings (loss)	$ 98,082	$ (48,504)
Adjustments to reconcile net earnings (loss) to net cash flows from operating activities:
Depreciation and amortization	42,305	39,855
Amortization of pre-payments on PVNGS firm-sales contracts	(6,330)	-
Deferred income tax expense (benefit)	(85,899)	(24,849)
Equity in net (earnings) loss of Optim Energy	(1,395)	25,083
Net unrealized losses on derivatives	6,954	18,015
Realized losses on investments held by NDT	4,382	3,705
Gain on sale of PNM Gas	(111,006)	-
Gain on reacquired debt	(7,467)	-
Stock based compensation expense	1,070	1,983
Regulatory disallowances	-	30,248
Other, net	(2,474)	(2,961)
Changes in certain assets and liabilities:
Customer accounts receivable and unbilled revenues	14,504	10,161
Materials, supplies, and fuel stock	2,098	525
Other current assets	(1,034)	9,156
Other assets	1,386	(360)
Accounts payable	(79,025)	(17,754)
Accrued interest and taxes	139,815	(12,873)
Other current liabilities	(26,815)	(9,168)
Other liabilities	(4,439)	2,562
Net cash flows from operating activities	(15,288)	24,824

Cash Flows From Investing Activities:
Utility plant additions	(75,442)	(77,793)
Proceeds from sales of investments held by NDT	44,391	36,635
Purchases of investments held by NDT	(44,724)	(36,760)
Proceeds from sale of PNM Gas	640,620	-
Return of principal on PVNGS lessor notes	11,458	10,645
Reduction in restricted special deposits	-	2,554
Other, net	(15,596)	(3,183)
Net cash flows from investing activities	560,707	(67,902)

PNM RESOURCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2009	2008
	(In thousands)
Cash Flows From Financing Activities:
Short-term borrowings (repayments), net	(599,067)	71,100
Long-term borrowings	309,242	-
Repayment of long-term debt	(314,079)	-
Issuance of common stock	620	1,309
Proceeds from stock option exercise	-	86
Purchase of common stock to satisfy stock awards	(803)	(1,140)
Excess tax (shortfall) from stock-based payment arrangements	(519)	(380)
Dividends paid	(11,546)	(17,934)
Payments received on PVNGS firm-sales contracts	7,634	-
Other, net	(7,075)	(3)
Net cash flows from financing activities	(615,593)	53,038

Change in Cash and Cash Equivalents	(70,174)	9,960
Cash and Cash Equivalents at Beginning of Period	140,644	17,791
Cash and Cash Equivalents at End of Period	$ 70,470	$ 27,751

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$ 29,240	$ 41,321
Income taxes paid (refunded), net	$ (1,777)	$ (4,176)

The following table shows PNM Electric operating revenues by customer class, including intersegment revenues and average number of customers:

	Three Months Ended March 31,
	2009	2008	Change
	(In millions, except customers)
Residential	$ 73.7	$ 71.2	$ 2.5
Commercial	69.9	67.5	2.4
Industrial	19.0	25.8	(6.8)
Public authority	4.4	3.5	0.9
Other retail	3.0	2.8	0.2
Transmission	7.7	6.5	1.2
Firm requirements wholesale	7.6	12.3	(4.7)
Other sales for resale	43.5	93.6	(50.1)
Mark-to-market activity	3.2	(30.5)	33.7
	$ 232.0	$ 252.7	$ (20.7)
Average retail customers (thousands)	498.0	494.1	3.9

The following table shows PNM Electric GWh sales by customer class:

	Three Months Ended March 31,

	2009	2008	Change
	(Gigawatt hours)
Residential	795.7	857.7	(62.0)
Commercial	855.5	910.3	(54.8)
Industrial	355.2	441.8	(86.6)
Public authority	58.8	59.6	(0.8)
Other retail	-	-	-
Transmission	-	-	-
Firm requirements wholesale	183.6	295.0	(111.4)
Other sales for resale	1,060.1	1,438.5	(378.4)
Mark-to-market activity	-	-	-
	3,308.9	4,002.9	(694.0)

The following table shows TNMP Electric operating revenues by customer class, including intersegment revenues, and average number of customers:

	Three Months Ended March 31,
	2009	2008	Change
	(In millions, except customers)
Residential	$ 14.4	$ 15.3	$ (0.9)
Commercial	16.0	16.6	(0.6)
Industrial	3.0	3.2	(0.2)
Other	7.8	7.1	0.7
	$ 41.2	$ 42.2	$ (1.0)
Average customers (thousands) (1)	230.1	227.4	2.7

(1)
Under TECA, customers of TNMP Electric in Texas have the ability to choose First Choice or any other REP to provide energy.  The average customers reported above include 90,398 and 124,349 customers of TNMP Electric for the three months ended March 31, 2009 and 2008, who have chosen First Choice as their REP.  These customers are also included in the First Choice segment.

The following table shows TNMP Electric GWh sales by customer class:

	Three Months Ended March 31,
	2009	2008	Change
	(Gigawatt hours(1))
Residential	509.8	538.5	(28.7)
Commercial	460.3	473.7	(13.4)
Industrial	424.1	543.1	(119.0)
Other	25.8	26.5	(0.7)
	1,420.0	1,581.8	(161.8)

(1)
The GWh sales reported above include 248.3 and 395.0 GWhs for the three months ended March 31, 2009 and 2008 used by customers of TNMP Electric, who have chosen First Choice as their REP.  These GWhs are also included below in the First Choice segment.

The following table shows First Choice operating revenues by customer class, including intersegment revenues, and actual number of customers:

	Three Months Ended March 31,
	2009	2008	Change
	(In millions, except customers)
Residential	$ 76.0	$ 76.7	$ (0.7)
Mass-market	8.3	15.9	(7.6)
Mid-market	32.1	35.6	(3.5)
Trading gains (losses)	(0.1)	(47.1)	47.0
Other	5.9	3.1	2.8
	$ 122.2	$ 84.2	$38.0
Actual customers (thousands) (1,2)	246.7	257.1	(10.4)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.

(2)
Due to the competitive nature of First Choice’s business, actual customer count at March 31 is presented in the table above as a more representative business indicator than the average customers that are shown in the table for TNMP customers.

    The following table shows First Choice GWh electric sales by customer class:

	Three Months Ended March 31,
	2009	2008	Change
	(Gigawatt hours) (1)
Residential	501.8	563.7	(61.9)
Mass-market	42.0	94.9	(52.9)
Mid-market	248.7	278.8	(30.1)
Other	2.3	4.4	(2.1)
	794.8	941.8	(147.0)

(1)	See note above in the TNMP Electric segment discussion about the impact of TECA.